Exhibit 99.2

 Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United
                                  States Code

I, Bud Curley, the Chief Financial Officer of Telesource International, Inc. ("Telesource"), certify that (i) the Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q2") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Telesource.


                                        /s/ Bud Curley
                                        ----------------------------------------
                                        Bud Curley
                                        Chief Financial Officer
                                        Telesource International, Inc.